Unum Group
Statistical Supplement Fourth Quarter 2022

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Reserves	14
Investments	15
Appendix to Statistical Supplement	16

See "Appendix to Statistical Supplement" on page 16 for a summary of significant items and page 16.3 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2022	12/31/2021	12/31/2022	12/31/2021	12/31/2020
Consolidated U.S. GAAP Results¹
Premium Income	$2,411.1	$2,374.6	$9,623.4	$9,481.0	$9,378.1

Adjusted Operating Revenue	$2,999.1	$2,987.8	$12,006.7	$11,937.1	$11,963.0
Net Investment Gain (Loss)	6.6	(8.7)	(15.7)	76.7	1,199.1

Revenue	$3,005.7	$2,979.1	$11,991.0	$12,013.8	$13,162.1

Net Income	$279.6	$159.7	$1,314.2	$824.2	$793.0
Net Income Per Common Share:
Basic	$1.41	$0.78	$6.55	$4.04	$3.89
Assuming Dilution	$1.39	$0.78	$6.50	$4.02	$3.89

Assets			$61,434.9	$70,115.6	$70,625.8
Stockholders' Equity			$9,197.5	$11,416.4	$10,871.0

Adjusted Operating Return on Equity
Unum US	15.0%	5.6%	16.3%	8.2%	14.6%
Unum International	22.4%	11.0%	20.3%	10.4%	6.5%
Colonial Life	19.0%	16.2%	19.1%	16.4%	16.7%
Core Operating Segments	16.6%	8.6%	17.4%	10.3%	14.1%
Consolidated	10.3%	7.1%	11.6%	8.9%	10.7%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$240.4	$249.8	$965.4	$681.1	$726.2
Net Realized Capital Gain (Loss), After Tax	2.3	11.1	—	98.4	(79.4)

Net Income	$242.7	$260.9	$965.4	$779.5	$646.8

Capital and Surplus			$3,816.3	$3,950.3	$3,875.0

Weighted Average Risk-based Capital Ratio			~ 420%	~ 395%	~ 365%

1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Provident Life and Casualty Insurance Company, Unum Life Insurance Company of America, First Unum Life Insurance Company, Colonial Life & Accident Insurance Company, The Paul Revere Life Insurance Company, Starmount Life Insurance Company, and Unum Insurance Company.

Unum Group Capital Metrics

	12/31/2022		12/31/2021		12/31/2020
	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$9,197.5	$46.51	$11,416.4	$56.37	$10,871.0	$53.37
Excluding:
Net Unrealized Gain (Loss) on Securities	(2,023.8)	(10.23)	962.2	4.75	1,067.7	5.24
Net Gain (Loss) on Hedges	(9.6)	(0.05)	61.8	0.30	97.8	0.48
Subtotal	11,230.9	56.79	10,392.4	51.32	9,705.5	47.65
Excluding:
Foreign Currency Translation Adjustment	(389.1)	(1.97)	(273.9)	(1.35)	(261.3)	(1.28)
Subtotal	11,620.0	58.76	10,666.3	52.67	9,966.8	48.93
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(334.1)	(1.69)	(396.0)	(1.96)	(530.0)	(2.61)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$11,954.1	$60.45	$11,062.3	$54.63	$10,496.8	$51.54

Dividends Paid	$255.3	$1.26	$240.6	$1.17	$233.2	$1.14

	Three Months Ended		Year Ended
	12/31/2022	12/31/2021	12/31/2022	12/31/2021	12/31/2020
Shares Repurchased (millions)	1.5	1.9	5.7	1.9	—
Cost of Shares Repurchased (millions)[1]	$62.6	$50.0	$200.1	$50.0	$—
Price (UNM closing price on last trading day of period)			$41.03	$24.57	$22.94

Leverage Ratio			23.7%	25.3%	26.2%

Holding Company Cash and Marketable Securities			$1,571	$1,515	$1,512

1 Includes commissions of $0.1 million for the year ended December 31, 2022.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Issuer Credit Ratings	bbb	BBB-	Baa3	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A-	A3	A
Provident Life and Casualty Insurance Company	A	A-	NR	NR
Unum Life Insurance Company of America	A	A-	A3	A
First Unum Life Insurance Company	A	A-	A3	A
Colonial Life & Accident Insurance Company	A	A-	A3	A
The Paul Revere Life Insurance Company	A	A-	A3	A
Starmount Life Insurance Company	A	NR	NR	NR
Unum Insurance Company	A	A-	A3	NR
Unum Limited	NR	NR	NR	A-

Outlooks
Issuer Credit Rating	Positive	Positive	Stable	Stable
Financial Strength Rating	Stable	Positive	Stable	Stable

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	12/31/2022	12/31/2021	12/31/2022	12/31/2021	12/31/2020
Revenue
Premium Income	$2,411.1	$2,374.6	$9,623.4	$9,481.0	$9,378.1
Net Investment Income	524.4	550.8	2,122.2	2,213.2	2,360.7
Net Investment Gain (Loss)	6.6	(8.7)	(15.7)	76.7	1,199.1
Other Income	63.6	62.4	261.1	242.9	224.2
Total Revenue	3,005.7	2,979.1	11,991.0	12,013.8	13,162.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,755.4	1,939.4	6,936.7	7,598.6	8,972.9
Commissions	267.3	260.2	1,086.4	1,038.1	1,057.3
Interest and Debt Expense - Non-recourse Debt	—	—	—	—	3.1
Interest and Debt Expense - All Other Debt	47.2	50.6	188.5	185.0	185.1
Cost Related to Early Retirement of Debt	—	—	4.2	67.3	—
Deferral of Acquisition Costs	(137.8)	(119.2)	(556.9)	(508.1)	(576.2)
Amortization of Deferred Acquisition Costs	141.5	145.3	591.0	586.1	606.1
Other Expenses	571.2	511.1	2,109.7	1,983.8	1,949.8
Total Benefits and Expenses	2,644.8	2,787.4	10,359.6	10,950.8	12,198.1

Income Before Income Tax	360.9	191.7	1,631.4	1,063.0	964.0
Income Tax Expense	81.3	32.0	317.2	238.8	171.0

Net Income	$279.6	$159.7	$1,314.2	$824.2	$793.0

Weighted Average Shares Outstanding
Basic	198.8	203.7	200.6	204.2	203.6
Assuming Dilution	200.9	204.2	202.1	204.8	203.8

Actual Number of Shares Outstanding			197.8	202.5	203.7

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	12/31/2022	12/31/2021	% Change	12/31/2022	12/31/2021	12/31/2020
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$156.1	$107.3	45.5%	$295.3	$206.6	$239.7
Group Short-term Disability	101.9	65.8	54.9	184.3	142.7	158.7
Group Life and AD&D	94.9	103.2	(8.0)	232.4	223.8	224.3
Subtotal	352.9	276.3	27.7	712.0	573.1	622.7
Supplemental and Voluntary
Voluntary Benefits	49.9	52.5	(5.0)	238.7	231.2	241.6
Individual Disability	25.9	22.2	16.7	90.8	75.0	71.4
Dental and Vision	41.2	28.8	43.1	73.8	62.4	63.9
Subtotal	117.0	103.5	13.0	403.3	368.6	376.9
Total Sales	$469.9	$379.8	23.7	$1,115.3	$941.7	$999.6

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$229.0	$184.0	24.5%	$457.5	$371.5	$377.0
Large Case Market	123.9	92.3	34.2	254.5	201.6	245.7
Subtotal	352.9	276.3	27.7	712.0	573.1	622.7
Supplemental and Voluntary	117.0	103.5	13.0	403.3	368.6	376.9
Total Sales	$469.9	$379.8	23.7	$1,115.3	$941.7	$999.6

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Year Ended
(in millions of dollars)	12/31/2022	12/31/2021	% Change	12/31/2022	12/31/2021	12/31/2020
Sales by Product
Unum UK
Group Long-term Disability	$8.1	$8.0	1.3%	$43.3	$41.4	$37.7
Group Life	6.5	8.4	(22.6)	55.5	31.3	20.6
Supplemental	2.6	3.4	(23.5)	17.1	17.0	18.9
Unum Poland	6.4	5.6	14.3	17.8	16.1	13.3
Total Sales	$23.6	$25.4	(7.1)	$133.7	$105.8	$90.5

Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$9.9	$11.0	(10.0)%	$42.7	$41.5	$36.2
Large Case Market	4.7	5.4	(13.0)	56.1	31.2	22.1
Subtotal	14.6	16.4	(11.0)	98.8	72.7	58.3
Supplemental	2.6	3.4	(23.5)	17.1	17.0	18.9
Unum Poland	6.4	5.6	14.3	17.8	16.1	13.3
Total Sales	$23.6	$25.4	(7.1)	$133.7	$105.8	$90.5

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£6.9	£5.9	16.9%	£34.5	£30.0	£29.5
Group Life	5.7	6.3	(9.5)	45.4	22.8	16.1
Supplemental	2.2	2.4	(8.3)	13.5	12.3	14.9
Total Sales	£14.8	£14.6	1.4	£93.4	£65.1	£60.5

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£8.5	£8.2	3.7%	£34.4	£30.2	£28.3
Large Case Market	4.1	4.0	2.5	45.5	22.6	17.3
Subtotal	12.6	12.2	3.3	79.9	52.8	45.6
Supplemental	2.2	2.4	(8.3)	13.5	12.3	14.9
Total Sales	£14.8	£14.6	1.4	£93.4	£65.1	£60.5

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	12/31/2022	12/31/2021	% Change	12/31/2022	12/31/2021	12/31/2020
Sales by Product
Accident, Sickness, and Disability	$100.6	$101.5	(0.9)%	$310.6	$297.9	$261.5
Life	41.1	37.8	8.7	121.5	111.0	88.8
Cancer and Critical Illness	28.3	26.9	5.2	76.0	70.9	62.8
Total Sales	$170.0	$166.2	2.3	$508.1	$479.8	$413.1

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$107.0	$106.0	0.9%	$332.4	$313.2	$266.2
Large Case Market	21.8	25.1	(13.1)	58.1	68.5	57.4
Subtotal	128.8	131.1	(1.8)	390.5	381.7	323.6
Public Sector	41.2	35.1	17.4	117.6	98.1	89.5
Total Sales	$170.0	$166.2	2.3	$508.1	$479.8	$413.1

5. 2

Unum Group Consolidated Balance Sheets

	December 31
	2022	2021
Assets

Investments
Fixed Maturity Securities - at fair value	$34,840.8	$43,336.0
Mortgage Loans	2,435.4	2,560.4
Policy Loans	3,601.2	3,662.9
Other Long-term Investments	1,440.1	1,203.0
Short-term Investments	1,394.8	1,388.0
Total Investments	43,712.3	52,150.3

Other Assets
Cash and Bank Deposits	119.2	75.0
Accounts and Premiums Receivable	1,482.1	1,519.9
Reinsurance Recoverable	10,218.6	10,919.3
Accrued Investment Income	615.0	602.7
Deferred Acquisition Costs	2,252.3	2,207.9
Goodwill	347.6	352.2
Property and Equipment	451.7	462.7
Deferred Income Tax	449.8	—
Other Assets	1,786.3	1,825.6

Total Assets	$61,434.9	$70,115.6

Unum Group Consolidated Balance Sheets - Continued

	December 31
	2022	2021
Liabilities and Stockholders' Equity

Liabilities
Policy and Contract Benefits	$1,839.8	$1,907.7
Reserves for Future Policy and Contract Benefits	42,330.2	48,007.5
Unearned Premiums	352.7	347.5
Other Policyholders’ Funds	1,750.4	1,790.9
Income Tax Payable	190.9	159.1
Deferred Income Tax	9.2	458.4
Short-term Debt	2.0	—
Long-term Debt	3,427.8	3,442.2
Other Liabilities	2,334.4	2,585.9

Total Liabilities	52,237.4	58,699.2

Stockholders’ Equity
Common Stock	30.8	30.7
Additional Paid-in Capital	2,441.0	2,408.1
Accumulated Other Comprehensive Income (Loss)	(2,756.6)	354.1
Retained Earnings	12,912.1	11,853.2
Treasury Stock - at cost	(3,429.8)	(3,229.7)

Total Stockholders’ Equity	9,197.5	11,416.4

Total Liabilities and Stockholders’ Equity	$61,434.9	$70,115.6

6. 1

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum International	Colonial Life	Consolidated
Balances at December 31, 2019	$1,223.0	$26.4	$1,074.6	$2,324.0
Capitalization	291.5	12.1	272.6	576.2
Amortization	(341.0)	(7.4)	(257.7)	(606.1)
Adjustment Related to Unrealized Investment Gains and Losses	(4.8)	—	(17.6)	(22.4)
Foreign Currency	—	0.9	—	0.9
Balances at December 31, 2020	1,168.7	32.0	1,071.9	2,272.6
Capitalization	242.7	12.8	252.6	508.1
Amortization	(319.0)	(8.0)	(259.1)	(586.1)
Adjustment Related to Unrealized Investment Gains and Losses	3.8	—	10.9	14.7
Foreign Currency	—	(1.4)	—	(1.4)
Balances at December 31, 2021	1,096.2	35.4	1,076.3	2,207.9
Capitalization	273.1	12.0	271.8	556.9
Amortization	(294.9)	(7.6)	(288.5)	(591.0)
Adjustment Related to Unrealized Investment Gains and Losses	15.0	—	66.7	81.7
Foreign Currency	—	(3.2)	—	(3.2)
Balances at December 31, 2022	$1,089.4	$36.6	$1,126.3	$2,252.3

6. 2

Unum Group Balance Sheets by Segment - December 31, 2022

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$7,139.5	$2,369.9	$4,516.6	$14,026.0	$2,677.2	$3,126.1	$22,028.9	$1,854.1	$43,712.3
Deferred Acquisition Costs	94.9	63.2	931.3	1,089.4	36.6	1,126.3	—	—	2,252.3
Goodwill	8.9	—	271.1	280.0	39.9	27.7	—	—	347.6
All Other	117.7	350.4	415.2	883.3	401.2	168.8	12,212.3	1,457.1	15,122.7
Total Assets	$7,361.0	$2,783.5	$6,134.2	$16,278.7	$3,154.9	$4,448.9	$34,241.2	$3,311.2	$61,434.9

Liabilities
Reserves and Policyholder Benefits	$5,596.0	$1,893.0	$3,906.7	$11,395.7	$2,416.2	$2,976.3	$29,484.9	$—	$46,273.1
Debt	—	—	—	—	—	—	—	3,429.8	3,429.8
All Other	24.4	94.6	207.2	326.2	70.0	54.8	532.6	1,550.9	2,534.5
Total Liabilities	5,620.4	1,987.6	4,113.9	11,721.9	2,486.2	3,031.1	30,017.5	4,980.7	52,237.4

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,753.1	924.7	2,148.6	4,826.4	756.6	1,559.2	4,998.5	(909.8)	11,230.9
Net Unrealized Gain (Loss) on Securities and Net Gain (Loss) on Hedges	(12.5)	(128.8)	(128.3)	(269.6)	(87.9)	(141.4)	(774.8)	(759.7)	(2,033.4)
Total Allocated Stockholders' Equity	1,740.6	795.9	2,020.3	4,556.8	668.7	1,417.8	4,223.7	(1,669.5)	9,197.5

Total Liabilities and Allocated Stockholders' Equity	$7,361.0	$2,783.5	$6,134.2	$16,278.7	$3,154.9	$4,448.9	$34,241.2	$3,311.2	$61,434.9

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 3

Unum Group Balance Sheets by Segment - December 31, 2021

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,260.2	$2,525.5	$5,301.1	$16,086.8	$3,740.2	$3,533.8	$25,968.2	$2,821.3	$52,150.3
Deferred Acquisition Costs	93.7	59.1	943.4	1,096.2	35.4	1,076.3	—	—	2,207.9
Goodwill	8.9	—	271.1	280.0	44.5	27.7	—	—	352.2
All Other	411.3	416.3	405.7	1,233.3	266.4	258.1	12,319.7	1,327.7	15,405.2
Total Assets	$8,774.1	$3,000.9	$6,921.3	$18,696.3	$4,086.5	$4,895.9	$38,287.9	$4,149.0	$70,115.6

Liabilities
Reserves and Policyholder Benefits	$6,913.6	$2,007.9	$4,289.8	$13,211.3	$3,136.4	$2,985.4	$32,720.5	$—	$52,053.6
Debt	—	—	—	—	—	—	—	3,442.2	3,442.2
All Other	160.2	125.6	334.5	620.3	161.2	203.8	629.0	1,589.1	3,203.4
Total Liabilities	7,073.8	2,133.5	4,624.3	13,831.6	3,297.6	3,189.2	33,349.5	5,031.3	58,699.2

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,663.2	832.9	2,091.3	4,587.4	788.8	1,539.0	4,526.7	(1,049.5)	10,392.4
Net Unrealized Gain on Securities and Net Gain on Hedges	37.1	34.5	205.7	277.3	0.1	167.7	411.7	167.2	1,024.0
Total Allocated Stockholders' Equity	1,700.3	867.4	2,297.0	4,864.7	788.9	1,706.7	4,938.4	(882.3)	11,416.4

Total Liabilities and Allocated Stockholders' Equity	$8,774.1	$3,000.9	$6,921.3	$18,696.3	$4,086.5	$4,895.9	$38,287.9	$4,149.0	$70,115.6

6. 4

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of investment gains or losses and amortization of the cost of reinsurance as well as certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Year Ended
	12/31/2022	12/31/2021	% Change	12/31/2022	12/31/2021	% Change
Premium Income
Unum US	$1,581.5	$1,529.3	3.4%	$6,258.3	$6,078.0	3.0%
Unum International	178.3	177.5	0.5	718.8	717.0	0.3
Colonial Life	420.4	423.3	(0.7)	1,702.0	1,690.2	0.7
Closed Block	230.9	244.5	(5.6)	944.3	995.8	(5.2)
	2,411.1	2,374.6	1.5	9,623.4	9,481.0	1.5
Net Investment Income
Unum US	166.9	182.1	(8.3)	676.3	721.6	(6.3)
Unum International	47.8	37.9	26.1	170.1	132.7	28.2
Colonial Life	37.3	40.9	(8.8)	152.7	172.0	(11.2)
Closed Block	252.9	282.5	(10.5)	1,070.6	1,159.0	(7.6)
Corporate	19.5	7.4	163.5	52.5	27.9	88.2
	524.4	550.8	(4.8)	2,122.2	2,213.2	(4.1)
Other Income
Unum US	49.5	44.8	10.5	196.3	170.0	15.5
Unum International	0.2	—	—	0.9	0.6	50.0
Colonial Life	0.3	0.2	50.0	1.1	1.0	10.0
Closed Block	12.4	15.3	(19.0)	58.0	65.1	(10.9)
Corporate	1.2	2.1	(42.9)	4.8	6.2	(22.6)
	63.6	62.4	1.9	261.1	242.9	7.5
Total Adjusted Operating Revenue
Unum US	1,797.9	1,756.2	2.4	7,130.9	6,969.6	2.3
Unum International	226.3	215.4	5.1	889.8	850.3	4.6
Colonial Life	458.0	464.4	(1.4)	1,855.8	1,863.2	(0.4)
Closed Block	496.2	542.3	(8.5)	2,072.9	2,219.9	(6.6)
Corporate	20.7	9.5	117.9	57.3	34.1	68.0
	$2,999.1	$2,987.8	0.4	$12,006.7	$11,937.1	0.6

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	12/31/2022	12/31/2021	% Change	12/31/2022	12/31/2021	% Change
Benefits and Expenses
Unum US	$1,569.2	$1,674.8	(6.3)%	$6,005.2	$6,289.7	(4.5)%
Unum International	181.3	188.3	(3.7)	762.8	744.6	2.4
Colonial Life	365.0	384.4	(5.0)	1,481.2	1,534.0	(3.4)
Closed Block	471.1	485.3	(2.9)	1,888.8	2,077.2	(9.1)
Corporate	58.2	54.6	6.6	221.6	305.3	(27.4)
	2,644.8	2,787.4	(5.1)	10,359.6	10,950.8	(5.4)

Income (Loss) Before Income Tax Expense (Benefit) and Net Investment Gain (Loss)
Unum US	228.7	81.4	181.0	1,125.7	679.9	65.6
Unum International	45.0	27.1	66.1	127.0	105.7	20.2
Colonial Life	93.0	80.0	16.3	374.6	329.2	13.8
Closed Block	25.1	57.0	(56.0)	184.1	142.7	29.0
Corporate	(37.5)	(45.1)	(16.9)	(164.3)	(271.2)	(39.4)
	354.3	200.4	76.8	1,647.1	986.3	67.0

Income Tax Expense	79.6	33.9	134.8	320.7	222.7	44.0

Income (Loss) Before Net Investment Gain (Loss)	274.7	166.5	65.0	1,326.4	763.6	73.7

Net Investment Gain (Loss) (net of tax expense (benefit) of $1.7; $(1.9); $(3.5); $16.1)	4.9	(6.8)	(172.1)	(12.2)	60.6	(120.1)

Net Income	$279.6	$159.7	75.1	$1,314.2	$824.2	59.5

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20
Premium Income
Unum US	$1,581.5	$1,559.6	$1,572.3	$1,544.9	$1,529.3	$1,500.8	$1,522.1	$1,525.8	$1,485.1
Unum International	178.3	173.3	179.4	187.8	177.5	181.6	183.5	174.4	165.7
Colonial Life	420.4	423.3	427.6	430.7	423.3	420.8	419.7	426.4	418.8
Closed Block	230.9	235.5	238.0	239.9	244.5	250.5	249.1	251.7	250.3
	2,411.1	2,391.7	2,417.3	2,403.3	2,374.6	2,353.7	2,374.4	2,378.3	2,319.9
Net Investment Income
Unum US	166.9	170.6	167.8	171.0	182.1	176.2	183.6	179.7	173.1
Unum International	47.8	37.0	50.8	34.5	37.9	33.1	35.7	26.0	25.5
Colonial Life	37.3	38.6	38.7	38.1	40.9	51.8	41.6	37.7	37.5
Closed Block	252.9	251.4	291.5	274.8	282.5	284.6	294.7	297.2	356.7
Corporate	19.5	14.0	10.2	8.8	7.4	4.5	7.9	8.1	0.7
	524.4	511.6	559.0	527.2	550.8	550.2	563.5	548.7	593.5
Other Income
Unum US	49.5	49.0	50.7	47.1	44.8	43.5	41.3	40.4	37.4
Unum International	0.2	0.2	0.3	0.2	—	0.4	0.1	0.1	0.1
Colonial Life	0.3	0.3	0.2	0.3	0.2	0.3	0.3	0.2	0.2
Closed Block	12.4	13.1	16.5	16.0	15.3	19.3	12.1	18.4	16.9
Corporate	1.2	0.4	1.0	2.2	2.1	2.4	0.4	1.3	0.6
	63.6	63.0	68.7	65.8	62.4	65.9	54.2	60.4	55.2
Total Adjusted Operating Revenue
Unum US	1,797.9	1,779.2	1,790.8	1,763.0	1,756.2	1,720.5	1,747.0	1,745.9	1,695.6
Unum International	226.3	210.5	230.5	222.5	215.4	215.1	219.3	200.5	191.3
Colonial Life	458.0	462.2	466.5	469.1	464.4	472.9	461.6	464.3	456.5
Closed Block	496.2	500.0	546.0	530.7	542.3	554.4	555.9	567.3	623.9
Corporate	20.7	14.4	11.2	11.0	9.5	6.9	8.3	9.4	1.3
	$2,999.1	$2,966.3	$3,045.0	$2,996.3	$2,987.8	$2,969.8	$2,992.1	$2,987.4	$2,968.6

Unum Group Quarterly Historical Financial Results by Segment - Continued

	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20
Benefits and Expenses
Unum US	$1,569.2	$1,349.2	$1,495.4	$1,591.4	$1,674.8	$1,417.0	$1,567.7	$1,630.2	$1,552.1
Unum International	181.3	180.6	205.6	195.3	188.3	187.7	194.5	174.1	170.6
Colonial Life	365.0	371.8	365.4	379.0	384.4	392.8	365.8	391.0	385.3
Closed Block	471.1	481.1	483.3	453.3	485.3	497.9	464.4	629.6	1,996.8
Corporate	58.2	63.9	48.1	51.4	54.6	64.4	138.0	48.3	44.0
	2,644.8	2,446.6	2,597.8	2,670.4	2,787.4	2,559.8	2,730.4	2,873.2	4,148.8

Income (Loss) Before Income Tax Expense (Benefit) and Net Investment Gain (Loss)
Unum US	228.7	430.0	295.4	171.6	81.4	303.5	179.3	115.7	143.5
Unum International	45.0	29.9	24.9	27.2	27.1	27.4	24.8	26.4	20.7
Colonial Life	93.0	90.4	101.1	90.1	80.0	80.1	95.8	73.3	71.2
Closed Block	25.1	18.9	62.7	77.4	57.0	56.5	91.5	(62.3)	(1,372.9)
Corporate	(37.5)	(49.5)	(36.9)	(40.4)	(45.1)	(57.5)	(129.7)	(38.9)	(42.7)
	354.3	519.7	447.2	325.9	200.4	410.0	261.7	114.2	(1,180.2)

Income Tax Expense (Benefit)	79.6	105.6	73.7	61.8	33.9	81.3	79.4	28.1	(285.2)

Income (Loss) Before Net Investment Gain (Loss)	274.7	414.1	373.5	264.1	166.5	328.7	182.3	86.1	(895.0)

Net Investment Gain (Loss)	6.6	(4.4)	(4.1)	(13.8)	(8.7)	(0.1)	0.9	84.6	1,304.9
Tax Expense (Benefit) on Net Investment Gain (Loss)	1.7	(1.0)	(1.0)	(3.2)	(1.9)	—	0.3	17.7	274.5
Net Income	$279.6	$410.7	$370.4	$253.5	$159.7	$328.6	$182.9	$153.0	$135.4

Net Income Per Common Share - Assuming Dilution	$1.39	$2.04	$1.83	$1.25	$0.78	$1.60	$0.89	$0.75	$0.66

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2022	12/31/2021	12/31/2022	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income	$1,581.5	$1,529.3	$6,258.3	$6,078.0	$6,018.9
Net Investment Income	166.9	182.1	676.3	721.6	720.3
Other Income	49.5	44.8	196.3	170.0	154.9
Total	1,797.9	1,756.2	7,130.9	6,969.6	6,894.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,029.1	1,163.2	3,941.5	4,338.8	4,138.7
Commissions	155.8	144.4	614.4	583.4	594.9
Deferral of Acquisition Costs	(73.7)	(49.3)	(273.1)	(242.7)	(291.5)
Amortization of Deferred Acquisition Costs	66.9	75.3	294.9	319.0	341.0
Other Expenses	391.1	341.2	1,427.5	1,291.2	1,285.6
Total	1,569.2	1,674.8	6,005.2	6,289.7	6,068.7

Income Before Income Tax and Net Investment Gains and Losses	228.7	81.4	1,125.7	679.9	825.4
Reserve Assumption Updates	—	—	(155.0)	(215.0)	—
Adjusted Operating Income	$228.7	$81.4	$970.7	$464.9	$825.4

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	65.1%	76.1%	65.5%	74.9%	68.8%
Other Expense Ratio[2]	24.0%	21.7%	22.1%	20.7%	20.8%
Income Ratio			18.0%	11.2%
Adjusted Operating Income Ratio	14.5%	5.3%	15.5%	7.6%	13.7%

1Excludes the $155.0 million and $215.0 million reserve decreases related to the assumption updates that occurred during the third quarters of 2022 and 2021, respectively.
2Ratio of Other Expenses to Premium Income plus Unum US Group Disability Other Income, which is primarily related to fee-based services.

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2022	12/31/2021	12/31/2022	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$492.5	$460.1	$1,911.7	$1,827.8	$1,828.5
Group Short-term Disability	240.4	222.8	926.3	864.0	799.2
Total Premium Income	732.9	682.9	2,838.0	2,691.8	2,627.7
Net Investment Income	86.5	94.9	349.1	379.6	388.8
Other Income	48.3	44.3	191.8	165.7	147.6
Total	867.7	822.1	3,378.9	3,237.1	3,164.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	469.8	534.9	1,771.1	1,849.2	1,921.9
Commissions	53.3	48.6	211.3	199.8	191.8
Deferral of Acquisition Costs	(15.0)	(12.4)	(53.1)	(49.8)	(49.3)
Amortization of Deferred Acquisition Costs	13.2	12.8	51.8	51.4	53.1
Other Expenses	231.8	204.1	862.3	773.9	756.6
Total	753.1	788.0	2,843.4	2,824.5	2,874.1

Income Before Income Tax and Net Investment Gains and Losses	114.6	34.1	535.5	412.6	290.0
Reserve Assumption Update	—	—	(121.0)	(215.0)	—
Adjusted Operating Income	$114.6	$34.1	$414.5	$197.6	$290.0

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	64.1%	78.3%	66.7%	76.7%	73.1%
Other Expense Ratio[2]	29.7%	28.1%	28.5%	27.1%	27.3%
Income Ratio			18.9%	15.3%
Adjusted Operating Income Ratio	15.6%	5.0%	14.6%	7.3%	11.0%

Persistency:
Group Long-term Disability			90.7%	89.6%	90.8%
Group Short-term Disability			88.9%	87.4%	88.7%
1Excludes the $121.0 million and $215.0 million reserve decreases related to the assumption updates that occurred during the third quarters of 2022 and 2021, respectively.
2Ratio of Other Expenses to Premium Income plus Other Income, which is primarily related to fee-based services.
9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	12/31/2022	12/31/2021	12/31/2022	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Group Life	$419.2	$413.1	$1,669.1	$1,641.9	$1,640.5
Accidental Death & Dismemberment	44.0	42.1	173.7	165.1	163.9
Total Premium Income	463.2	455.2	1,842.8	1,807.0	1,804.4
Net Investment Income	25.2	27.9	100.3	104.0	97.2
Other Income	0.4	0.4	1.6	1.7	2.4
Total	488.8	483.5	1,944.7	1,912.7	1,904.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	362.4	447.6	1,415.2	1,728.8	1,470.4
Commissions	36.7	35.6	150.4	144.7	143.2
Deferral of Acquisition Costs	(10.4)	6.3	(37.3)	(21.0)	(36.0)
Amortization of Deferred Acquisition Costs	8.4	9.6	33.2	38.3	39.3
Other Expenses	62.4	56.1	231.1	213.8	205.3
Total	459.5	555.2	1,792.6	2,104.6	1,822.2

Income Before Income Tax and Net Realized Investment Gains and Losses	29.3	(71.7)	152.1	(191.9)	81.8
Reserve Assumption Update	—	—	(34.0)	—	—
Adjusted Operating Income (Loss)	$29.3	$(71.7)	$118.1	$(191.9)	$81.8

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	78.2%	98.3%	78.6%	95.7%	81.5%
Other Expense Ratio	13.5%	12.3%	12.5%	11.8%	11.4%
Income (Loss) Ratio			8.3%
Adjusted Operating Income (Loss) Ratio	6.3%	(15.8)%	6.4%	(10.6)%	4.5%

Persistency:
Group Life			88.9%	89.7%	88.8%
Accidental Death & Dismemberment			87.9%	89.1%	88.2%

[1]Excludes the $34.0 million reserve decrease related to the assumption update that occurred during the third quarter of 2022.

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2022	12/31/2021	12/31/2022	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Voluntary Benefits	$205.4	$206.3	$840.6	$846.7	$875.2
Individual Disability	110.8	114.8	461.1	459.8	456.0
Dental and Vision	69.2	70.1	275.8	272.7	255.6
Total Premium Income	385.4	391.2	1,577.5	1,579.2	1,586.8
Net Investment Income	55.2	59.3	226.9	238.0	234.3
Other Income	0.8	0.1	2.9	2.6	4.9
Total	441.4	450.6	1,807.3	1,819.8	1,826.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	196.9	180.7	755.2	760.8	746.4
Commissions	65.8	60.2	252.7	238.9	259.9
Deferral of Acquisition Costs	(48.3)	(43.2)	(182.7)	(171.9)	(206.2)
Amortization of Deferred Acquisition Costs	45.3	52.9	209.9	229.3	248.6
Other Expenses	96.9	81.0	334.1	303.5	323.7
Total	356.6	331.6	1,369.2	1,360.6	1,372.4

Adjusted Operating Income	$84.8	$119.0	$438.1	$459.2	$453.6

Operating Ratios (% of Premium Income):
Benefit Ratios:
Voluntary Benefits	44.9%	42.9%	42.1%	43.2%	42.2%
Individual Disability	53.2%	40.2%	44.1%	42.8%	48.8%
Dental and Vision	65.9%	65.6%	71.6%	72.6%	60.6%
Other Expense Ratio	25.1%	20.7%	21.2%	19.2%	20.4%
Adjusted Operating Income Ratio	22.0%	30.4%	27.8%	29.1%	28.6%

Persistency:
Voluntary Benefits			75.8%	75.8%	72.7%
Individual Disability			89.5%	89.7%	89.5%
Dental and Vision			79.9%	86.0%	85.0%

9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Year Ended
	12/31/2022	12/31/2021	12/31/2022	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$89.4	$98.1	$376.9	$401.9	$364.9
Group Life	37.7	27.9	138.2	112.3	108.5
Supplemental	28.2	28.4	114.0	112.6	99.8
Unum Poland	23.0	23.1	89.7	90.2	79.6
Total Premium Income	178.3	177.5	718.8	717.0	652.8
Net Investment Income	47.8	37.9	170.1	132.7	104.6
Other Income	0.2	—	0.9	0.6	0.5
Total	226.3	215.4	889.8	850.3	757.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	132.0	139.6	564.8	556.2	500.9
Commissions	11.4	13.4	56.3	54.1	49.7
Deferral of Acquisition Costs	(2.7)	(3.2)	(12.0)	(12.8)	(12.1)
Amortization of Deferred Acquisition Costs	1.8	1.9	7.6	8.0	7.4
Other Expenses	38.8	36.6	146.1	139.1	135.4
Total	181.3	188.3	762.8	744.6	681.3

Adjusted Operating Income	$45.0	$27.1	$127.0	$105.7	$76.6

Unum Group Financial Results for Unum UK

	Three Months Ended		Year Ended
(in millions of pounds, except exchange rate)	12/31/2022	12/31/2021	12/31/2022	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£76.2	£72.7	£304.6	£292.0	£284.2
Group Life	32.0	20.8	112.3	81.7	84.6
Supplemental	23.9	21.0	92.3	81.8	77.7
Total Premium Income	132.1	114.5	509.2	455.5	446.5
Net Investment Income	38.6	26.8	131.9	91.0	76.0
Other Income (Loss)	—	(0.1)	0.1	0.1	0.1
Total	170.7	141.2	641.2	546.6	522.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	100.4	93.2	413.2	362.8	352.5
Commissions	5.8	7.1	31.8	28.7	28.1
Deferral of Acquisition Costs	(0.9)	(1.1)	(4.2)	(4.3)	(4.2)
Amortization of Deferred Acquisition Costs	1.3	1.3	5.0	5.1	5.3
Other Expenses	26.4	22.0	95.6	81.8	86.5
Total	133.0	122.5	541.4	474.1	468.2

Adjusted Operating Income	£37.7	£18.7	£99.8	£72.5	£54.4

Weighted Average Pound/Dollar Exchange Rate	1.183	1.353	1.222	1.377	1.287

Operating Ratios (% of Premium Income):
Benefit Ratio	76.0%	81.4%	81.1%	79.6%	78.9%
Other Expense Ratio	20.0%	19.2%	18.8%	18.0%	19.4%
Adjusted Operating Income Ratio	28.5%	16.3%	19.6%	15.9%	12.2%

Persistency:
Group Long-term Disability			85.1%	89.3%	88.2%
Group Life			87.9%	86.5%	81.8%
Supplemental			92.8%	90.9%	90.7%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2022	12/31/2021	12/31/2022	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$234.9	$238.2	$948.9	$953.3	$975.1
Life	97.9	97.4	401.1	384.7	376.4
Cancer and Critical Illness	87.6	87.7	352.0	352.2	360.5
Total Premium Income	420.4	423.3	1,702.0	1,690.2	1,712.0
Net Investment Income	37.3	40.9	152.7	172.0	155.7
Other Income	0.3	0.2	1.1	1.0	1.1
Total	458.0	464.4	1,855.8	1,863.2	1,868.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	189.3	222.2	803.1	910.4	906.5
Commissions	82.0	83.2	340.0	320.1	334.3
Deferral of Acquisition Costs	(61.4)	(66.7)	(271.8)	(252.6)	(272.6)
Amortization of Deferred Acquisition Costs	72.8	68.1	288.5	259.1	257.7
Other Expenses	82.3	77.6	321.4	297.0	307.5
Total	365.0	384.4	1,481.2	1,534.0	1,533.4

Adjusted Operating Income	$93.0	$80.0	$374.6	$329.2	$335.4

Operating Ratios (% of Premium Income):
Benefit Ratio	45.0%	52.5%	47.2%	53.9%	52.9%
Other Expense Ratio	19.6%	18.3%	18.9%	17.6%	18.0%
Adjusted Operating Income Ratio	22.1%	18.9%	22.0%	19.5%	19.6%

Persistency:
Accident, Sickness, and Disability			73.3%	75.4%	74.3%
Life			84.5%	85.5%	83.7%
Cancer and Critical Illness			82.3%	82.4%	81.8%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2022	12/31/2021	12/31/2022	12/31/2021	12/31/2020
Adjusted Operating Revenue
Premium Income
Long-term Care	$174.4	$175.9	$697.4	$704.3	$666.9
All Other	56.5	68.6	246.9	291.5	327.5
Total Premium Income	230.9	244.5	944.3	995.8	994.4
Net Investment Income	252.9	282.5	1,070.6	1,159.0	1,370.3
Other Income	12.4	15.3	58.0	65.1	66.6
Total	496.2	542.3	2,072.9	2,219.9	2,431.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	405.0	414.4	1,627.3	1,793.2	3,426.8
Commissions	18.1	19.2	75.7	80.5	78.4
Interest and Debt Expense	—	—	—	—	3.1
Other Expenses	48.0	51.7	185.8	203.5	158.7
Total	471.1	485.3	1,888.8	2,077.2	3,667.0

Income (Loss) Before Income Tax and Net Investment Gains and Losses	25.1	57.0	184.1	142.7	(1,235.7)
Long-term Care Reserve Increase	—	—	—	2.1	151.5
Individual Disability Reserve Increase	—	—	—	6.4	—
Group Pension Reserve Increase	—	—	—	25.1	17.5
Impacts from Closed Block Individual Disability Reinsurance Transaction	—	—	—	139.3	1,305.5
Amortization of the Cost of Reinsurance	15.3	19.7	63.8	79.1	2.6
Adjusted Operating Income	$40.4	$76.7	$247.9	$394.7	$241.4

Interest Adjusted Loss Ratio:
Long-term Care[1]	86.3%	82.2%	82.0%	77.3%	68.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio[2]	14.2%	13.1%	12.9%	11.9%	13.6%
Income (Loss) Ratio	10.9%	23.3%	19.5%	14.3%	(124.3)%
Adjusted Operating Income Ratio	17.5%	31.4%	26.3%	39.6%	24.3%

Persistency:
Long-term Care			95.7%	95.6%	94.8%
1Excludes $2.1 million during the twelve months ended December 31, 2021, related to the reserve assumption update that occurred during the third quarter of 2021 and excludes $151.5 million during the twelve months ended December 31, 2020, related to the reserve assumption update that occurred during the fourth quarter of 2020.
2Excludes amortization of the cost of reinsurance from the years ended 2022, 2021, and 2020. Also excludes $6.2 million and $21.0 million of transaction costs from 2021 and 2020, respectively, related to the two phases of the Closed Block individual disability reinsurance transaction that occurred during the first quarter of 2021 and the fourth quarter of 2020.

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	12/31/2022	12/31/2021	12/31/2022	12/31/2021	12/31/2020
Adjusted Operating Revenue
Net Investment Income	$19.5	$7.4	$52.5	$27.9	$9.8
Other Income	1.2	2.1	4.8	6.2	1.1
Total	20.7	9.5	57.3	34.1	10.9

Interest, Debt, and Other Expenses	58.2	54.6	221.6	305.3	247.7

Loss Before Income Tax and Net Investment Gains and Losses	(37.5)	(45.1)	(164.3)	(271.2)	(236.8)
Impairment Loss on Internal-Use Software	—	—	—	12.1	—
Costs Related to Early Retirement of Debt	—	—	—	67.3	—
Impairment Loss on ROU Asset	—	—	—	13.9	12.7
Cost Related to Organizational Design Update	—	—	—	—	23.3
Adjusted Operating Loss	$(37.5)	$(45.1)	$(164.3)	$(177.9)	$(200.8)

Unum Group Reserves

	December 31, 2022
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$5,003.0	$747.6	25.2%	$5,750.6	$46.4	$5,704.2
Group Life and Accidental Death & Dismemberment	54.5	0.2	678.1	260.0	4.1	992.6	7.5	985.1
Individual Disability	435.0	2.0	1,427.8	154.1	6.9	2,016.9	208.8	1,808.1
Voluntary Benefits	1,791.0	8.2	44.8	50.3	0.4	1,886.1	13.2	1,872.9
Dental and Vision	—	—	0.2	10.7	0.1	10.9	0.1	10.8
Unum US Segment	2,280.5	10.4	7,153.9	1,222.7	36.7	10,657.1	276.0	10,381.1

Unum International Segment	206.1	0.9	1,925.4	164.8	9.2	2,296.3	74.2	2,222.1

Colonial Life Segment	2,575.9	11.8	276.5	106.5	1.7	2,958.9	1.3	2,957.6

Long-term Care	11,220.7	51.2	2,477.5	283.0	12.1	13,981.2	5.7	13,975.5
All Other	5,620.7	25.7	9,021.5	201.0	40.3	14,843.2	12,602.8	2,240.4
Closed Block Segment	16,841.4	76.9	11,499.0	484.0	52.4	28,824.4	12,608.5	16,215.9

Subtotal	$21,903.9	100.0%	$20,854.8	$1,978.0	100.0%	44,736.7	12,960.0	31,776.7

Adjustment Related to Unrealized Investment Gains and Losses						(566.7)	(18.1)	(548.6)

Consolidated						$44,170.0	$12,941.9	$31,228.1

The adjustment related to unrealized investment gains and losses reflects the changes that would be necessary to policyholder liabilities if the unrealized investment gains and losses related to the corresponding available-for-sale securities had been realized. Changes in this adjustment are primarily due to movements in credit spreads and U.S. Treasury rates.

Unum Group Reserves

	December 31, 2021
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$5,350.2	$766.6	25.9%	$6,116.8	$52.3	$6,064.5
Group Life and Accidental Death & Dismemberment	56.7	0.3	715.8	281.0	4.2	1,053.5	4.4	1,049.1
Individual Disability	456.1	2.1	1,412.0	150.4	6.6	2,018.5	205.7	1,812.8
Voluntary Benefits	1,752.2	8.1	47.6	51.3	0.4	1,851.1	23.7	1,827.4
Dental and Vision	—	—	0.9	11.5	0.1	12.4	0.1	12.3
Unum US Segment	2,265.0	10.5	7,526.5	1,260.8	37.2	11,052.3	286.2	10,766.1

Unum International Segment	211.2	1.0	2,110.7	156.0	9.6	2,477.9	94.3	2,383.6

Colonial Life Segment	2,471.8	11.4	322.8	115.5	1.9	2,910.1	3.2	2,906.9

Long-term Care	10,842.2	50.2	2,300.1	271.7	10.9	13,414.0	7.4	13,406.6
All Other	5,800.8	26.9	9,363.2	237.4	40.4	15,401.4	13,095.5	2,305.9
Closed Block Segment	16,643.0	77.1	11,663.3	509.1	51.3	28,815.4	13,102.9	15,712.5

Subtotal	$21,591.0	100.0%	$21,623.3	$2,041.4	100.0%	45,255.7	13,486.6	31,769.1

Adjustment Related to Unrealized Investment Gains and Losses						4,659.5	132.1	4,527.4

Consolidated						$49,915.2	$13,618.7	$36,296.5

14. 1

Unum Group Investments

	12/31/2022			12/31/2022	12/31/2021
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$22,060.8	63.4%	Earned Book Yield	4.57%	4.85%
Mortgage-Backed/Asset-Backed Securities	573.3	1.6	Average Duration (in years)	7.75	8.35
Private Placements	5,430.9	15.6
High Yield	1,989.8	5.7
Government Securities	1,325.3	3.8
Municipal Securities	3,457.2	9.9
Redeemable Preferred Stocks	3.5	—
Total	$34,840.8	100.0%

	Amortized Cost	Fair Value	Private Equity Partnerships	12/31/2022	12/31/2021
Quality Ratings of Fixed Maturity Securities			Private Credit Partnerships	$275.0	$279.4
Aaa	5.2%	5.3%	Private Equity Partnerships	485.3	384.6
Aa	11.9	11.4	Real Asset Partnerships	434.0	314.6
A	27.1	27.6	Total	$1,194.3	$978.6
Baa	50.1	50.0
Below Baa	5.7	5.7
Total	100.0%	100.0%	Non-Current Investments	$—	$19.8

Unum Group Investments at December 31, 2022

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,554.5	$(212.6)	$1,975.5	$245.8	$579.0	$33.2
Capital Goods	3,193.6	(224.2)	2,227.7	294.8	965.9	70.6
Communications	2,182.4	(156.6)	1,365.8	236.5	816.6	79.9
Consumer Cyclical	1,402.6	(127.2)	1,146.2	147.3	256.4	20.1
Consumer Non-Cyclical	5,763.3	(537.5)	4,097.5	654.6	1,665.8	117.1
Energy	2,770.0	(72.1)	1,467.1	155.0	1,302.9	82.9
Financial Institutions	3,473.9	(443.7)	3,075.4	464.3	398.5	20.6
Mortgage/Asset-Backed	573.3	(18.8)	386.7	27.0	186.6	8.2
Sovereigns	827.1	(81.0)	337.0	115.9	490.1	34.9
Technology	1,567.5	(177.8)	1,438.5	186.9	129.0	9.1
Transportation	1,620.3	(164.5)	1,269.5	183.1	350.8	18.6
U.S. Government Agencies and Municipalities	3,955.4	(554.4)	2,525.5	661.8	1,429.9	107.4
Public Utilities	4,956.9	(214.0)	2,497.4	355.0	2,459.5	141.0
Total	$34,840.8	$(2,984.4)	$23,809.8	$3,728.0	$11,031.0	$743.6

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$2,313.9	$73.6		$151.7	$1.8
91 through 180 days	5,523.4	316.6		312.3	12.6
181 through 270 days	5,377.7	643.0		470.4	39.1
271 days to 1 year	6,010.3	1,446.8		665.0	92.3
Greater than 1 year	2,852.1	1,065.5		133.0	36.7
Total	$22,077.4	$3,545.5		$1,732.4	$182.5

15. 1

Appendix to Statistical Supplement

2022 Significant Items

•Third quarter of 2022 reserve assumption updates resulting in reserve reductions of $121.0 million and $34.0 million before tax, or $95.6 million and $26.9 million after tax, in our Unum US group long-term disability and group life product lines, respectively.

2021 Significant Items

•Third quarter of 2021 reserve assumption updates resulting in a reserve reduction of $215.0 million before tax, or $169.9 million after tax, in our Unum US group long-term disability product line and reserve increases of $2.1 million, $6.4 million, and $25.1 million before tax, or $1.7 million, $5.1 million, and $19.8 million after tax, in our Closed Block long-term care, Closed Block individual disability, and Closed Block group pension product lines, respectively.
•Third quarter of 2021 impairment loss of $12.1 million before tax, or $9.6 million after tax, on previously capitalized internal-use software that we no longer plan to utilize.
•Second quarter of 2021 cost related to the early retirement of debt of $67.3 million before tax, or $53.2 million after tax.
•Second quarter of 2021 impairment loss of $13.9 million, or $11.0 million after tax, on a right-of-use (ROU) asset related to an operating lease for office space that we do not plan to continue using to support our general operations.
•Second quarter of 2021 U.K. tax rate increase from 19 percent to 25 percent, effective April 1, 2023, which resulted in $24.2 million of additional tax expense through continuing operations for the revaluation of our deferred tax assets and liabilities.
•In December 2020, we completed the first phase of a reinsurance transaction, pursuant to which Provident Life and Accident Insurance Company, The Paul Revere Life Insurance Company, and Unum Life Insurance Company of America, wholly-owned domestic insurance subsidiaries of Unum Group, and collectively referred to as "the ceding companies", each entered into separate reinsurance agreements with Commonwealth Annuity and Life Insurance Company (Commonwealth), to reinsure on a coinsurance basis effective as of July 1, 2020, approximately 75 percent of the Closed Block individual disability business, primarily direct business written by the ceding companies. On March 31, 2021, we completed the second phase of the reinsurance transaction, pursuant to which the ceding companies and Commonwealth amended and restated their respective reinsurance agreements to reinsure on a coinsurance and modified coinsurance basis effective as of January 1, 2021, a substantial portion of the remaining Closed Block individual disability business that was not ceded in December 2020, primarily business previously assumed by the ceding companies.

In December 2020, Provident Life and Casualty Insurance Company (PLC), also a wholly-owned domestic insurance subsidiary of Unum Group, entered into an agreement with Commonwealth whereby PLC will provide a 12-year volatility cover to Commonwealth for the active life cohort (ALR cohort). On March 31, 2021, PLC and Commonwealth amended and restated this agreement to incorporate the ALR cohort related to the additional business that was reinsured between the ceding companies and Commonwealth as part of the second phase of the transaction. As part of the amended and restated volatility cover, PLC received a payment from Commonwealth of approximately $18 million.

In connection with the second phase of the reinsurance transaction, Commonwealth paid a total ceding commission to the ceding companies of $18.2 million. The ceding companies transferred assets of $767.0 million, which consisted primarily of cash and fixed maturity securities. In addition, we recognized the following in the first quarter of 2021 related to the second phase:

•Net realized investment gains totaling $67.6 million, or $53.4 million after tax, related to the transfer of investments.
•Increase in benefits and change in reserves for future benefits of $133.1 million, or $105.1 million after tax, resulting from the realization of previously unrealized investment gains and losses recorded in accumulated other comprehensive income.
•Transaction costs totaling $6.2 million, or $5.0 million after tax.
•Reinsurance recoverable of $990.0 million related to the policies on claim status (DLR cohort).
•Payable of $307.2 million related to the portfolio of invested assets associated with the business ceded on a modified coinsurance basis.

Appendix to Statistical Supplement - Continued

•Cost of reinsurance, or prepaid reinsurance premium, of $43.1 million related to the DLR cohort.
•Deposit asset of $5.0 million related to the ALR cohort.

2020 Significant Items

•In connection with the first phase of the previously-mentioned reinsurance transaction, the ceding companies paid a total cash ceding commission to Commonwealth of approximately $438 million and transferred additional assets consisting primarily of fixed maturity securities and cash totaling $6,669.8 million. PLC received a payment of $62 million from Commonwealth related to the 12-year volatility cover for the business reinsured during the first phase of the transaction. In addition, we recognized the following in the fourth quarter of 2020 related to the first phase:

•Net realized investment gain of $1,302.3 million before tax, or $1,028.8 million after tax, related to the transfer of investments.
•Increase in benefits and change in reserves for future benefits of $1,284.5 million, or $1,014.7 million after tax, resulting from the realization of previously unrealized investment gains and losses recorded in accumulated other comprehensive income.
•Transaction costs totaling $21.0 million, or $16.6 million after tax.
•Net tax benefit of $36.5 million.
•Reinsurance recoverable of $6,141.5 million representing the ceded reserves related to the DLR cohort.
•Cost of reinsurance, or prepaid reinsurance premium, of $815.7 million related to the DLR cohort, of which we recognized amortization expense of $2.6 million, or $2.0 million after tax.
•Deposit asset of $88.2 million related to the ALR cohort.

•Fourth quarter of 2020 reserve assumption updates resulting in reserve increases of $151.5 million and $17.5 million before tax, or $119.7 million and $13.8 million after tax, in our Closed Block long-term care and Closed Block group pension product lines, respectively.
•In December 2020, Northwind Holdings redeemed the remaining $35.0 million of principal on the Northwind notes, and was released of any contractual collateral requirements.
•Third quarter of 2020 costs related to organizational design update of $23.3 million before tax and $18.6 million after tax.
•Second quarter of 2020 impairment loss of $12.7 million, or $10.0 million after tax, on a ROU asset related to an operating lease for office space that we do not plan to continue using to support our general operations.
•In June 2016, the Financial Accounting Standards Board (FASB) issued an update that amended the guidance on the impairment of financial instruments. This update added an impairment model known as the current expected credit loss model that is based on expected losses rather than incurred losses, and will generally result in earlier recognition of allowances for losses. This new model applies to financial instruments such as mortgage loans, fixed maturity securities classified as held-to-maturity, and certain receivables. This update also prospectively modified the other-than-temporary impairment model used for available-for-sale fixed maturity securities such that credit losses are recognized as an allowance rather than as a reduction in the amortized cost of the security. We adopted this update effective January 1, 2020 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2020 which resulted in a decrease to retained earnings of $18.9 million, a decrease to mortgage loans of $8.3 million, a decrease in reinsurance recoverable of $1.8 million, a decrease in accounts and premiums receivable of $13.5 million, a decrease in deferred income tax liability of $5.0 million, and an increase to other liabilities of $0.3 million.

16.1

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes investment gains or losses;
•After-tax adjusted operating income or loss, which excludes investment gains or losses and amortization of the cost of reinsurance as well as certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain or loss on hedges;
~~•~~Leverage ratio, which excludes the unrealized gain or loss on securities and net gain or loss on hedges; and
•Book value per common share excluding accumulated other comprehensive income (loss) (AOCI).

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

As previously discussed, we have exited a substantial portion of our Closed Block individual disability product line through the two phases of the reinsurance transaction that were executed in December 2020 and March 2021, respectively. As a result, we exclude the amortization of the cost of reinsurance that was recognized upon the exit of the business related to the DLR cohort of policies. We believe that the exclusion of the amortization of the cost of reinsurance provides a better view of our results from our ongoing businesses.

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.3, other than book value per common share, which is presented on page 2.
16.2

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31	December 31
	2022				2021				2020
Total Revenue	$3,005.7	$2,961.9	$3,040.9	$2,982.5	$2,979.1	$2,969.7	$2,993.0	$3,072.0	$4,273.5
Excluding:
Net Investment Gain (Loss)	6.6	(4.4)	(4.1)	(13.8)	(8.7)	(0.1)	0.9	84.6	1,304.9
Adjusted Operating Revenue	$2,999.1	$2,966.3	$3,045.0	$2,996.3	$2,987.8	$2,969.8	$2,992.1	$2,987.4	$2,968.6

16.3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Adjusted Operating Return on Equity

Year Ended December 31, 2022
Unum US	$767.2	$4,706.9	16.3%
Unum International	156.7	772.7	20.3%
Colonial Life	295.7	1,549.1	19.1%
Core Operating Segments	1,219.6	7,028.7	17.4%
Closed Block	190.9	4,762.6
Corporate	(156.2)	(979.6)
Total	$1,254.3	$10,811.7	11.6%

Year Ended December 31, 2021
Unum US	$367.8	$4,500.0	8.2%
Unum International	84.1	806.1	10.4%
Colonial Life	259.9	1,580.3	16.4%
Core Operating Segments	711.8	6,886.4	10.3%
Closed Block	248.6	4,208.6
Corporate	(69.7)	(1,046.0)
Total	$890.7	$10,049.0	8.9%

Year Ended December 31, 2020
Unum US	$651.4	$4,458.2	14.6%
Unum International	51.9	797.7	6.5%
Colonial Life	264.5	1,584.1	16.7%
Core Operating Segments	967.8	6,840.0	14.1%
Closed Block	183.8	3,979.2
Corporate	(146.2)	(1,395.2)
Total	$1,005.4	$9,424.0	10.7%

1Excludes unrealized gain (loss) on securities and net gain (loss) on hedges and is calculated using the stockholders' equity balances presented on page 16.5. Due to the implementation of a FASB update for which the beginning balances of 2020 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2020 using internally allocated equity that reflects the adjusted beginning balances at January 1, 2020. As a result, average equity for the year ended December 31, 2020 for certain of our segments will not compute using the historical allocated equity at December 31, 2019.
16.4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[2]	Annualized Adjusted Operating Return on Equity

Three Months Ended December 31, 2022
Unum US	$180.6	$4,808.7	15.0%
Unum International	40.4	720.0	22.4%
Colonial Life	73.4	1,549.3	19.0%
Core Operating Segments	294.4	7,078.0	16.6%
Closed Block	29.7	4,832.6
Corporate	(37.4)	(807.5)
Total	$286.7	$11,103.1	10.3%

Three Months Ended December 31, 2021
Unum US	$64.3	$4,611.4	5.6%
Unum International	21.6	783.5	11.0%
Colonial Life	63.2	1,556.6	16.2%
Core Operating Segments	149.1	6,951.5	8.6%
Closed Block	60.0	4,337.7
Corporate	(27.1)	(986.6)
Total	$182.0	$10,302.6	7.1%

2Excludes unrealized gain (loss) on securities and net gain (loss) on hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

	12/31/2022	9/30/2022	12/31/2021	9/30/2021	12/31/2020	12/31/2019
Total Stockholders' Equity	$9,197.5	$8,659.5	$11,416.4	$11,118.2	$10,871.0	$9,965.0
Excluding:
Net Unrealized Gain (Loss) on Securities	(2,023.8)	(2,329.3)	962.2	836.0	1,067.7	615.9
Net Gain (Loss) on Hedges	(9.6)	13.5	61.8	69.5	97.8	187.8
Total Adjusted Stockholders' Equity	$11,230.9	$10,975.3	$10,392.4	$10,212.7	$9,705.5	$9,161.3

	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	12/31/2022		12/31/2021		12/31/2020
Average Adjusted Stockholders' Equity	$11,103.1	$10,811.7	$10,302.6	$10,049.0	$9,424.0

16.5

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended
	December 31		December 31
	2022		2021
	(in millions)	per share*	(in millions)	per share*
Net Income	$279.6	$1.39	$159.7	$0.78
Excluding:
Net Investment Gain (Loss), Other (net of tax expense (benefit) of $1.7; $(1.9))	4.9	0.02	(6.8)	(0.03)
Amortization of the Cost of Reinsurance (net of tax benefit of $3.3; $4.2)	(12.0)	(0.06)	(15.5)	(0.08)
After-tax Adjusted Operating Income	$286.7	$1.43	$182.0	$0.89

*Assuming Dilution.

16.6

Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended December 31
	2022		2021		2020
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$1,314.2	$6.50	$824.2	$4.02	$793.0	$3.89
Excluding:
Net Investment Gains and Losses
Net Realized Investment Gain Related to Reinsurance Transaction (net of tax expense of $—; $14.2; $273.5)	—	—	53.4	0.26	1,028.8	5.05
Net Investment Gain (Loss), Other (net of tax expense (benefit) of $(3.5); $1.9; $(20.9))	(12.2)	(0.07)	7.2	0.03	(82.3)	(0.40)
Total Net Investment Gain (Loss)	(12.2)	(0.07)	60.6	0.29	946.5	4.65
Items Related to Closed Block Individual Disability Reinsurance Transaction
Change in Benefit Reserves and Transaction Costs (net of tax benefit of $—; $29.2; $274.2)	—	—	(110.1)	(0.53)	(1,031.3)	(5.06)
Amortization of the Cost of Reinsurance (net of tax benefit of $13.4; $16.8; $0.6)	(50.4)	(0.25)	(62.3)	(0.31)	(2.0)	(0.01)
Net Tax Benefits of Reinsurance Transaction	—	—	—	—	36.5	0.18
Total Items Related to Closed Block Individual Disability Reinsurance Transaction	(50.4)	(0.25)	(172.4)	(0.84)	(996.8)	(4.89)
Net Reserve Change Related to Reserve Assumption Updates (net of tax expense (benefit) of $32.5; $38.1; $(35.5))	122.5	0.61	143.3	0.70	(133.5)	(0.66)
Impairment Loss on Internal-Use Software (net of tax benefit of $—; $2.5; $—)	—	—	(9.6)	(0.05)	—	—
Cost Related to Early Retirement of Debt (net of tax benefit of $—; $14.1; $—)	—	—	(53.2)	(0.26)	—	—
Impairment Loss on ROU Asset (net of tax benefit of $—; $2.9; $2.7)	—	—	(11.0)	(0.05)	(10.0)	(0.05)
Impact of U.K. Tax Rate Increase	—	—	(24.2)	(0.12)	—	—
Costs Related to Organizational Design Update (net of tax benefit of $—; $—; $4.7)	—	—	—	—	(18.6)	(0.09)
After-tax Adjusted Operating Income	$1,254.3	$6.21	$890.7	$4.35	$1,005.4	$4.93

*Assuming Dilution.

16.7

Reconciliation of Non-GAAP Financial Measures - Continued

	December 31
	2022	2021	2020
Debt	$3,429.8	$3,442.2	$3,345.7
Including:
Lease Liability	67.9	82.6	105.9
Excluding:
Adjusted Debt and Lease Liability	$3,497.7	$3,524.8	$3,451.6

Total Stockholders' Equity	$9,197.5	$11,416.4	$10,871.0
Excluding:
Net Unrealized Gain (Loss) on Securities and Net Gain (Loss) on Hedges	(2,033.4)	1,024.0	1,165.5
Equity, As Adjusted	11,230.9	10,392.4	9,705.5
Debt, As Adjusted and Lease Liability	3,497.7	3,524.8	3,451.6
Total Adjusted Capital	$14,728.6	$13,917.2	$13,157.1

Leverage Ratio	23.7%	25.3%	26.2%

	Three Months Ended
	December 31, 2022	December 31, 2021
	Premium Income	Premium Income in Local Currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$155.3		£114.5	1.176	$134.7
Unum Poland	23.0	zł	93.4	0.217	20.2
Total	178.3				154.9
Unum US	1,581.5		$1,529.3		1,529.3
Colonial Life	420.4		$423.3		423.3
Core Operations	$2,180.2				$2,107.5

1Premium income shown in millions of pounds for Unum UK, millions of zlotys for Unum Poland, and U.S. dollars for Unum US and Colonial Life.
2Exchange rate is calculated using the average foreign currency exchange rates for the most recent period, applied to the comparable prior period.

16.8

Reconciliation of Non-GAAP Financial Measures - Continued

	Twelve Months Ended
	December 31, 2022	December 31, 2021
Premium Income	$9,623.4	$9,481.0

Operating Expenses	$2,109.7	$1,983.8
Excluding:
Amortization of the Cost of Reinsurance	(63.8)	(79.1)
Transaction Costs Related to Closed Block Individual Disability Reinsurance Transaction	—	(6.2)
Impairment Loss on Internal-Use Software	—	(12.1)
Impairment Loss on ROU Asset	—	(13.9)
Adjusted Operating Expenses	$2,045.9	$1,872.5

Operating Expense Ratio	21.9%	20.9%
Adjusted Operating Expense Ratio	21.3%	19.8%

	Three Months Ended
	December 31, 2022	December 31, 2021
Unum US Premium Income	$1,581.5	$1,529.3
Change in Estimate Related to Unearned Premium Reserve	9.3	—
Adjusted Unum US Premium Income	$1,590.8	$1,529.3

16.9